REVERSE STOCK SPLIT	6 Months Ended
May 31, 2021
Reverse Stock Split [Abstract]
REVERSE STOCK SPLIT
7.	REVERSE STOCK SPLIT

On April 27, 2021, the Company effected a 1-for-10 reverse stock split. All owners of record as of April 27, 2021 received one issued and outstanding share of the Company’s common stock in exchange for 10 outstanding shares of the Company’s common stock. No fractional shares were issued in connection with the reverse stock split. All fractional shares created by the one-for-ten exchange were rounded down to the next whole share, with cash paid in lieu of fractional shares. The reverse stock split had no impact on the par value per share of the Company’s common stock, which remains at $0.001. All share and per share information has been retroactively adjusted to reflect the impact of the Reverse Stock Split.